Exhibit 10.82

ASSIGNMENT OF

OIL & GAS LEASEHOLD

STATE OF TEXAS	}

COUNTY OF BURLESON	}

WHEREAS on September 19, 1977 an oil, gas and mineral lease was executed between H. H. Coffield, Lessor and Caddo Oil Company, Inc., Lessee recorded in Volume 21, Page 641 in the Oil & Gas Lease Records of Burleson County, Texas covering the following land:

Being 44.8 acres, more or less, out of the James Shaw 640-acre Survey in Burleson County, Texas described in a deed dated February 25, 1947, from M. H. Helford, et us., to H. H. Coffield, recorded in Volume 99, page 569 of the Deed Records of said county, more fully described as:

BEGINNING at the Southeast corner of a tract of land in the name of Mrs. F. A. Mauldin in the North line of the H. H. Coffield 304 acre tract out of said survey, for the Southwest corner of this;

THENCE North 71° East with the North line of said Coffield tract 1,196 feet to the Southwest corner of F. M. Fagan 62 acre tract;

THENCE North 19° West with the West Line of said Fagan tract 1,730 feet to a corner fence post, the same being in the South line of Hailey tract;

THENCE South 71° West with the South line of said Hailey tract and the Mauldin tract 1,196 feet to the bank of a small creek a corner in Mauldin tract;

THENCE South 19° East with the Mauldin East line 1,630 feet to the PLACE of BEGINNING.

WHEREAS, on October 5, 1977, Caddo Oil Company, Inc., did assign to Alto United Corporation, et al. (and others) interest in the above Oil, Gas and Mineral Lease which is recorded in Vol. 21, Page 823, Oil & Gas Records, Burleson County, Texas. This assignment is made subject to the terms and provisions of an operating agreement of an even date therewith between the Assignor, as Operator, and the Assignees, as Non-Operator, which is recited therein as being executed contemporaneously therewith.

NOW, THEREFORE, Caddo Oil Company, Inc. and in its capacity as Operator, with authority granted to it by the Non-Operators for the sum of $ 10.00 and other good and valuable considerations, the receipt and sufficiency is hereby acknowledged does hereby bargain, sell, convey and assign all of their interest in the above described tract to H. Hal McKinney, 627 N. Main, Rockdale, Tx. 76567.

This assignment is made without warranty and conveys only that interest which Caddo Oil Co., Inc. may have the authority to assign. This assignment is subject to an assignment by Caddo Oil Co., Inc. to Energy Resource Management, Inc. dated October 15, 1992, apparently unrecorded as of the instant date. H. Hal McKinney does hereby agree to indemnify and hold Caddo Oil Co., Inc. and any of its present or former officers and/or directors harmless from any disputes of title or damages which may result from this assignment, including, but not limited to, court costs and attorney’s fees.

TO HAVE AND TO HOLD said leasehold, insofar as it covers the above described property, with all rights and appurtenances thereto.

The effective date of this assignment shall be considered December 1, 1994.

EXECUTED this the 15th day of March, 1995.

CADDO OIL COMPANY, INC.

By:	/s/ H. Hal McKinney	By:	/s/ J. M. McMaster
	H. Hal McKinney		J. M. McMaster

STATE OF LOUISIANA	}
COUNTY OF PARISH OF CADDO	}

BEFORE ME, the undersigned authority, on this day personally appeared J. M. McMaster, known to me to be the person whose name is subscribed to in the foregoing instrument, and acknowledged to me that he/she executed the same as a free act and deed for the purposes and consideration therein expressed.

GIVEN under my hand and seal of office this 15th day of March, 1995.

/s/ S. Judd Tooke
Notary Public
My Commission Expires:

STATE OF TEXAS	}

KNOW ALL MEN BY THESE PRESENTS

COUNTY OF MILAM	}

BEFORE ME, the undersigned authority, on this day personally appeared H. Hal McKinney , known to me to be the person whose name is subscribed to in the foregoing instrument, and acknowledged to me that he/she executed the same as a free act and deed for the purposes and consideration therein expressed.

GIVEN under my hand and seal of office this 2nd day of March, 1995.

/s/ Mary E. Spitzenberger
Notary Public
My Commission Expires: 1-12-96